UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 14, 2009

SEQUENOM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29101	77-0365889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3595 JOHN HOPKINS COURT

SAN DIEGO, CALIFORNIA 92121

(Address of Principal Executive Offices)

(858) 202-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On December 14, 2009, our board of directors elected Kenneth F. Buechler, Ph.D., and David Pendarvis as directors. In addition, our board of directors appointed Dr. Buechler to the Science Committee and appointed Mr. Pendarvis to the Compensation Committee, each effective January 1, 2010. In accordance with our compensation policies for non-employee directors, Dr. Buechler and Mr. Pendarvis were each granted a nonqualified stock option to purchase 40,000 shares of our common stock at $4.41 per share, the fair market value of the common stock on the date of grant. Dr. Buechler and Mr. Pendarvis will each receive additional compensation for his service as a director in accordance with our compensation policies for non-employee directors, which are described under “Board of Director Compensation” in our proxy statement filed with the Securities and Exchange Commission on April 8, 2009. Dr. Buechler and Mr. Pendarvis each entered into an indemnification agreement with us in substantially the form filed with the Securities and Exchange Commission as an exhibit to our current report on Form 8-K filed on June 6, 2006. We are not aware of any transaction with Dr. Buechler or Mr. Pendarvis requiring disclosure under Item 404(a) of Regulation S-K.

Item 8.01. Other Events.

On December 15, 2009, our board of directors set the proposed date for next year’s annual meeting of stockholders as June 14, 2010. This proposed date is more than 30 calendar days from the date of this year’s annual meeting, which was held on May 12, 2009. As a result, we have extended the deadline for submitting a stockholder proposal for inclusion in our Proxy Statement and form of proxy for our 2010 annual meeting of stockholders from December 9, 2009 to January 19, 2010. The deadline for stockholders to submit proposals or director nominations that are not to be included in such Proxy Statement and proxy has also been extended from December 9, 2009 to January 19, 2010. Stockholders are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations. Our Bylaws are available at the Securities and Exchange Commission’s website at http://www.sec.gov or from us upon written request to Investor Relations, Sequenom, Inc., 3595 John Hopkins Court, San Diego, California 92121.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENOM, INC.

Date: December 18, 2009	By:	/s/ CLARKE W. NEUMANN
Clarke W. Neumann
Vice President and General Counsel

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